UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22759

SharesPost 100 Fund

(Exact name of registrant as specified in charter)

100 Wall Street, 20th Floor

New York, NY 10005

(Address of principal executive offices) (Zip code)

Cogency Global, Inc.

c/o SharesPost 100 Fund

850 New Burton Rd. Ste. 201

City of Dover, County of Kent, Delaware 19904

(Name and address of agent for service)

Copies to:

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Registrant's telephone number, including area code: (800) 834-8707

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

SHARESPOST 100 FUND

Annual Report 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website, www.SharesPost100Fund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

SHARESPOST 100 FUND

Table of Contents
Shareholder Letter	2
Fund Performance	6
Fund Performance & Portfolio Diversification	8
Schedule of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to the Financial Statements	23
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Additional Information	35

SHARESPOST 100 FUND

Shareholder Letter

PORTFOLIO MANAGER 2020 COMMENTARY

The SharesPost 100 Fund (the “Fund”) is pleased to report that for calendar year 2020, the Fund generated a total return of 23.69% on its Class A shares (16.57% net of fees) and was able to achieve those returns with a significantly lower level of volatility than the broader market. The strong results for the year completed what can only be described as one of the more unusual years in the financial markets.

The National Venture Capital Association (NVCA) reported approximately 12,254 U.S. Venture Capital (VC)-backed deals closed in 2020, representing total deal value of $156 billion. Although deal count remained relatively flat from 2019, total deal value in 2020 increased by approximately 11% from 2019. Despite headwinds from the COVID-19 pandemic, the U.S. VC Industry continued to remain resilient, posting record highs for investments into high-growth startups and exit deal value for 2020.

As noted in previous commentaries, COVID-19 initially brought a period of caution, in which General Partners (GPs) were primarily focusing on their existing portfolio companies, but new VC investment activity started to pick up in May. While late-stage investment activity has been rising over the last decade as many companies continue staying private for longer, we believe the impacts of COVID-19 have made this segment of the market even more attractive. There is less perceived risk compared to earlier stage companies and investors are looking to allocate more capital to their perceived winners. In parallel, the trend of significant capital inflows from nontraditional investor groups, including sovereign wealth funds, mutual funds and hedge funds has continued through the pandemic.

Although U.S. late-stage VC deal count and value dipped in the fourth quarter compared to the third quarter, both metrics reached record annual highs. Late-stage deals accounted for 29% of total U.S. VC deal count and 67% of total deal value in 2020. Mega late-stage deals (deals of $100 million+) displayed the most significant growth in the VC ecosystem for 2020, with a record $71 billion deployed, surpassing the prior record high of $64.6 billion in 2018. Additionally, a total of 265 mega late-stage deals closed in 2020, representing 83% of total deals for U.S. Venture-backed late-stage companies. For illustration of the volume of growth of these mega late-stage deals, the NVCA reported 242 in 2019 and 46 in 2011.

Following a slowdown in exit activity during the first half of 2020, the return of large Initial Public Offerings (IPOs) during the second half pushed exit value activity up to $290 billion across 1,101 transactions, exceeding the prior record high of $257 billion in 2019. Increased activity involving Special Purpose Acquisition Companies (SPACs), an alternative to traditional IPOs, was a large contributing factor to the record year, with Direct Listings (DLs) also gaining popularity. The NVCA reported the number of SPAC vehicles quintupled to 250 in comparison to 2019 and increased by 580% in total value raised to $75 billion. Merger & Acquisition (M&A) activity also remained resilient in 2020, especially in terms of the number of companies that exited.

Market experts anticipate additional multi-billion-dollar IPOs, SPACs and DLs to hit the market over the coming quarters, as late-stage VC companies look to take advantage of an open window largely driven by increasing demand from institutional investors for access to late-stage, high-growth companies. While it is expected that the majority of VC-backed companies will continue to go public through traditional IPOs, SPACs may become a more permanent source of liquidity for the ecosystem. Related, it is important to note that during the third quarter there was an approval by the Securities and Exchange Commission to allow direct listings on the New York Stock Exchange (NYSE) to include primary shares, thereby enabling DLs to serve as a capital raising event which was previously not available and could result in greater activity going forward.

During the end of 2020, the CBOE Volatility Index (VIX) remained well below peak levels as compared to March 2020 as stock indices roared back from recent lows, but there was a modest increase in volatility late October leading up to the U.S. Presidential election. We believe this recovery can be largely attributed to the U.S. Treasury Department and Federal Reserve rapidly injecting several trillion dollars into the markets through a combination of stimulus packages and loan programs to help cushion the economic impact of the COVID-19 pandemic, with an expectation for additional stimulus post-election. Although COVID-19 health and economic concerns persist, and it is extremely difficult to predict the potential significance of additional waves and a sustained outbreak over the longer term, it has been encouraging to see this strong and swift recovery with technology and innovation-oriented companies leading the charge.

SHARESPOST 100 FUND

Shareholder Letter (Continued)

While our portfolio is not immune to what may happen if the COVID-19 pandemic and economic challenges continue over a longer time period, we have been pleased by the overall performance thus far and continue to monitor developments. The portfolio includes companies that can potentially thrive in these economic conditions given capabilities around areas such as business continuity, cyber-security, online education, supply chain optimization, e-commerce, cloud, data analytics and digital health. We believe that many of our companies have differentiated business models, are operated by seasoned management teams, backed by some of the best VCs and have strong balance sheets to help manage through difficult cycles. In our view, we believe the bigger implication will be that companies planning to raise capital may face greater pressure on valuation and terms, and it may take companies longer to exit. That said, we note that of the 23 underlying portfolio equity financings completed in 2020 for our portfolio companies, 17 were up-rounds (at a valuation higher than the company’s previous capital raise), five were flat, and there was just one down-round (at a valuation that was lower than the company’s previous raise).

Historically, the Fund’s Net Asset Value (NAV) has been relatively stable during periods of public market stress like those in 2016 and 2018, during which we were able to invest in some very strong names at attractive prices. Similarly, the Fund’s NAV has remained relatively stable in this COVID-19 environment, and we have continued investing through this cycle. Currently, the Fund is considering robust opportunities, and we will continue investing while maintaining discipline, relying upon our comprehensive diligence process and leveraging our relationships across the ecosystem.

NEW PORTFOLIO ADDITIONS

Algolia (Q1)

Algolia is a Search-as-a-Service platform that enables companies to deliver fast and relevant digital experiences across web, mobile and voice. According to the company, more than 8,600 companies including Stripe, Slack, Medium and Zendesk rely on Algolia to manage over 80 billion search queries a month.

Checkr (Q1)

Checkr provides a background check API platform that has run over 45 million background checks, supporting the hiring needs of thousands of businesses, including companies like Uber, Lyft, Postmates, GrubHub, Adecco and many others who rely on Checkr’s technology to assess and onboard talent fairly and efficiently.

Trax (Q1)

Trax provides computer vision solutions for consumer packed goods and retailers. Trax’s platform enables execution controls in-store and the ability to leverage competitive insight through their in-store tools, market measurement services and data science to unlock revenue opportunities at all points of sale.

Course Hero (Q2)

Course Hero’s mission is to help students graduate confident and prepared. The company’s framework enables students to subscribe or contribute their own resources to earn a Netflix-like subscription to more than 40 million course materials, tutoring and support resources. More than 50,000 faculty across the U.S. and Canada have joined the Course Hero educator community to share their resources, collaborate with faculty in other fields, and hone new strategies for instruction.

SingleStore (FKA MemSQL) (Q2)

SingleStore is a converged data platform leader with hundreds of enterprise customers, including many within the Fortune 500. Global enterprises use the SingleStore database to easily ingest, process, analyze, and act on data in order to thrive in today’s insight-driven economy. Additionally, SingleStore’s technology is being used to build COVID-19 contact tracing apps worldwide.

SHARESPOST 100 FUND

Shareholder Letter (Continued)

Tealium (Q3)

Tealium is a developer of web analytics and digital marketing software. The platform is designed to make data actionable, in real-time, across ever customer experience touch point. Tealium supports more than 850 companies including Gap, IBM etc.

GrubMarket (Q4)

GrubMarket is a developer of an online food marketplace platform intended to deliver farm-fresh, food-to-door across the United States. The company partners with a variety of farms and artisan producers to bring high-quality foods and other items at prices that are competitive with other premium grocers, thereby enabling users to have access to healthy, delicious and freshly harvested food.

WiTricity (Q4)

WiTricity is a developer of wireless power solutions designed for a future of transportation that is electrified, shared and autonomous. The company’s system uses its patented magnetic resonance technology which transfers energy based on oscillating magnetic fields for mobile device charging, wireless batteries, retail packaging, lighting, EV and HEV wireless charging, in-vehicle mobile device charging and so on, providing its users with easy, transparent, and hands-free charging.

Click Therapeutics (Q4)

Click Therapeutics develops and commercializes software as prescription medical treatments for people with unmet medical needs. Through cognitive and neurobehavioral mechanisms, Click’s Digital Therapeutics enable change within individuals, and are designed to be used independently or in conjunction with biomedical treatments. Click’s smoking cessation program is available nationwide through a wide variety of payers, providers, and employers. Click is progressing a broad pipeline of Digital Therapeutics™ across a variety of high-burden therapeutic areas, including Major Depressive Disorder (MDD), Acute Coronary Syndrome (ACS), Chronic Pain, Insomnia, COPD, Obesity, and more.

Exabeam (Q4)

Exabeam is a provider of an analytics-led security intelligence platform designed to detect data breaches. The company’s security intelligence platform combines unlimited data collection of all sizes for threat detection, end-to-end detection and provides an automated incident response by minimizing their security blind spots, enabling organizations to effectively detect insider threats and data exfiltration with behavioral analytics.

PatientPop (Q4)

PatientPop is a developer of an online marketing platform designed to help doctors focus on patient care and run their practice. The company’s platform provides services for patient acquisition, reputation management, retention marketing, and business insights, thereby enabling doctors to receive a specific end-to-end marketing and growth platform tailored towards medical practices that are easy-to-use.

Axiom Space (Q4)

Axiom Space is an operator of a human spaceflight services company, providing countries, companies and individuals access to the International Space Station (ISS). The company also won the exclusive contract to build the new international space station that will replace ISS. Axiom was founded by the former ISS program manager (Mike Suffredini) and Dr. Kam Ghaffarian who founded and built the company that trained US and other countries’ astronauts for 20 years.

SHARESPOST 100 FUND

Shareholder Letter (Continued)

Brain Corp. (Q4)

Brain Corp is an AI software leader that powers more than 14,000 autonomous robots, the world’s largest fleet of robots, operating within retail, grocery, malls, airports, hospitals, warehouses and more. The company’s BrainOS SaaS platform is used by global manufacturing partners to build, deploy and support commercial robots at scale across industries and applications. High-profile clients include Walmart, Kroger and Sam’s Club.

Cohere Technologies (Q4)

Cohere technologies is a provider of wireless communication technologies intended to address the critical issues facing wireless communications such as capacity, coverage, and cost within a standard compliant 4G, 5G or open Cloud RAN. The company’s technology is based on Orthogonal Time Frequency (OTFS), a new modulation scheme that increases the capacity of wireless networks by multiple orders of magnitude relative to current modulation schemes, enabling the wireless connectivity industry to fulfill the ongoing increases in wireless bandwidth demand.

Darktrace (Q4)

Darktrace is a developer of an autonomous cyber threat defense platform intended to detect and respond to previously unidentified threats. The company’s offerings include detecting cyber-threats such as insider threat, industrial espionage, data loss, supply chain risk and long-term infrastructure vulnerabilities, enabling businesses to protect against threats to the cloud, email, IoT, networks and industrial systems.

PORTFOLIO COMPANY DIRECT LISTING/IPO

Palantir Technologies (Q3)

On September 30, 2020, Palantir Technologies (PLTR) began trading on the NYSE via a direct listing. Palantir Technologies reference price was $7.25 per share, started trading at $10 per share and closed at $9.50 per share (valuing the company at roughly $16 billion).

PubMatic (Q4)

On December 8, 2020, PubMatic (PUBM) began trading on the NASDAQ. PubMatic’s initial public offering price was $20 per share, opened at $25.12 per share and closed at $33.16 per share (valuing the company at approximately $1.4 billion).

PORTFOLIO COMPANY EXITS

One Medical Group

On January 31, 2020, One Medical Group began trading on the NASDAQ. One Medical Group initially had pricing of its share at $14 per share, started trading at $18 per share and closed at $22.07 per share (valuing the company at roughly $3 billion). The Fund fully exited its position in One Medical Group in Q3 2020.

POTENTIAL IMPACT ON FAIR VALUE OF PORTFOLIO COMPANIES AFFECTED BY LEGAL PROCEEDINGS

Subsequent to the end of the fiscal year and prior to the filing of this Annual Report, two of the Fund’s portfolio companies, Ripple and Robinhood, have been involved with a number of lawsuits with various agencies. The adviser has taken these matters into consideration when valuing the securities of these portfolio companies. The adviser will continue to monitor these matters as they progress and update the fair value of these positions accordingly as new information comes to light, or when there are any resolutions on the legal proceedings and the impact that they might have on the portfolio companies.

SHARESPOST 100 FUND

Fund Performance

December 31, 2020 (Unaudited)

As of December 31, 2020, the Fund’s performance is as follows:

Total Return Information (Unaudited)
SharesPost 100 Fund – Class A (Inception Date: 03/25/2014)	Annualized Total Return: Inception - 12/31/20	Cumulative Total Return: Inception - 12/31/20	Total Return: 1/01/20 - 12/31/20
Returns based on Purchase Without Any Sales Charge (NAV)	9.54%	85.29%	23.69%
Returns based on Purchase With Maximum Sales Charge of 5.75% (POP)	8.58%	74.64%	16.57%
Fund Benchmark
Russell 2000® Index	9.43%	84.10%	19.96%

SharesPost 100 Fund – Class I (Inception Date: 11/17/2017)	Annualized Total Return: Inception - 12/31/20	Cumulative Total Return: Inception - 12/31/20	Total Return: 1/01/20 - 12/31/20
Returns based on Purchase Without Any Sales Charge (NAV)	11.79%	41.60%	23.97%
Fund Benchmark
Russell 2000® Index	10.90%	38.11%	19.96%

SharesPost 100 Fund – Class L (Inception Date: 05/11/2018)	Annualized Total Return: Inception - 12/31/20	Cumulative Total Return: Inception - 12/31/20	Total Return: 1/01/20 - 12/31/20
Returns based on Purchase Without Any Sales Charge (NAV)	10.35%	29.71%	23.36%
Returns based on Purchase With Maximum Sales Charge of 4.25% (POP)	8.55%	24.19%	18.13%
Fund Benchmark
Russell 2000® Index	9.65%	27.54%	19.96%

Performance data quoted represents past performance and is no guarantee of future results. POP performance assumes a maximum sales load of 5.75% (Class A) and 4.25% (Class L) on all sales. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance as of the most recent month-end, please call 1-855-551-5510. Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Fund’s total annual expenses per the currently stated prospectus are 3.32% (Class A), 3.07% (Class I), and 3.57% (Class L). The Adviser has contractually agreed to waive fees and/or reimburse expenses such that the total expenses do not exceed 2.50% (Class A), 2.25% (Class I), and 2.75% (Class L) through December 9, 2022.

SHARESPOST 100 FUND

Fund Performance (Continued)

December 31, 2020 (Unaudited)

IMPORTANT DISCLOSURE

All investing involves risk including the possible loss of principal. Shares in the Fund are highly illiquid, and you may not be able to sell your shares when, or in the amount that, you desire. The Fund intends to primarily invest in securities of private, late-stage, venture-backed growth companies. There are significant potential risks relating to investing in such securities. Because most of the securities in which the Fund invests are not publicly traded, the Fund’s investments will be valued by the Investment Adviser pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees.

There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures. The Fund focuses its investments on a limited number of securities, which could subject it to greater risk than that of a larger, more varied portfolio. There is a greater focus in technology securities which could adversely affect the Fund’s performance. The inclusion of various indices is for comparison purposes only. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

The Fund’s quarterly repurchase policy may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise do so, and may also result in an increase in the Fund’s expense ratio. This is not a complete enumeration of the Fund’s risks. Please read the Fund prospectus for other risk factors related to the Fund, its investment strategy and your investment in the Fund, and other additional details.

SHARESPOST 100 FUND

Fund Performance & Portfolio Diversification

December 31, 2020 (Unaudited)

Growth of $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Class A from March 25, 2014 (Class inception) to December 31, 2020. The Total Return Information table and Growth of $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Public Offering Price (“POP”) assumes an initial investment of $9,425 ($10,000 less the maximum sales load of 5.75%). The Net Asset Value (“NAV”) assumes no sales load.

Fund Sector Diversification

The following chart provides a visual breakdown of the Fund by the industry sectors that underlying securities represent as a percentage of the total investments.

SHARESPOST 100 FUND

Portfolio Composition

December 31, 2020 (Unaudited)

Fund Holdings

chargepoin+ | Space Exploration Technologies | MARQETA | Palantir

Udemy | Dataminr | 23andMe | Tanium

Nextdoor | trax | Click Therapeutics | SoFi

PubMatic | SoundHound | HEAP | Fundbox

hims | robinhood | Carbon | OpenX

KEEP TRUCKIN | rubrik | Malwarebytes | Course Hero

TURO | Chartboost | PATIENTPOP | blend

brain corp | UDACITY | CIRCLE | TEALIUM

SHARESPOST 100 FUND

Portfolio Composition (Continued)

December 31, 2020 (Unaudited)

Fund Holdings (Continued)

ripple
Lime
Lookout
cohere technologies

GrubMarket
AXIOM SPACE
METABIOTA
INRIX

WIDEORBIT
planet.
DARKTRACE
D2IQ

Checkr
DigitalOcean
Wag! a dog's best friend
Zocdoc

THOUGHTSPOT
CODE42
WiTricity
sprinklr

SingleStore
exabeam
TEMPO
GroundTruth

algolia
PROSPER
Virgin hyperloop one
MUSELY

NextRoll
docker
Intarcia
XANT

SHARESPOST 100 FUND

Schedule of Investments

December 31, 2020

	Acquisition Date	Shares	Cost	Fair Value
COMMON STOCK IN PUBLIC COMPANIES(b) — 5.6%
ADVERTISING — 1.8%
PubMatic(a)	Jun 2015	200,000	$1,170,000	$5,346,000

ANALYTICS/BIG DATA — 3.8%
Palantir Technologies, Inc. (a)	Jan 2017	504,706	2,686,025	11,593,097
TOTAL COMMON STOCK IN PUBLIC COMPANIES			3,856,025	16,939,097

COMMON STOCK IN PRIVATE COMPANIES(b) — 46.1%
3D PRINTING — 1.3%
Carbon, Inc.(a)	Jun 2019	158,853	2,125,214	4,079,345

ADVERTISING — 3.0%
Chartboost(a)	Mar 2015	700,000	1,611,000	2,884,000
GroundTruth (f.k.a. xAd, Inc.)(a)	Oct 2016	1,659,427	446,424	547,611
NextRoll (f.k.a. AdRoll)(a)	Mar 2017	3,155	24,050	49,092
OpenX(a)	Jun 2015	2,899,297	2,615,386	3,566,135
WideOrbit, Inc. (a)	Oct 2015	400,000	1,100,000	1,896,000
			5,796,860	8,942,838
AEROSPACE — 4.8%
SpaceX(a)	May 2019	49,020	10,049,100	14,535,901

ANALYTICS/BIG DATA — 5.5%
Dataminr, Inc.(a)	Sep 2015	307,583	2,638,591	7,480,418
INRIX, Inc.(a)	May 2014	70,750	1,592,150	1,898,930
Metabiota(a)	Apr 2015	494,589	500,000	736,938
Planet Labs, Inc.(a)	Mar 2018	125,000	731,250	1,718,750
SingleStore (f.k.a. MemSQL)(a)	May 2020	308,000	616,000	1,059,520
Tealium(a)	Sep 2020	200,000	1,300,000	2,344,000
ThoughtSpot, Inc.(a)	Oct 2018	103,750	817,500	1,350,825
			8,195,491	16,589,381
ARTIFICIAL INTELLIGENCE — 0.8%
Brain Corp.(a)	Dec 2020	500,000	2,040,000	2,425,000

CONSUMER WEB — 2.3%
Nextdoor(a)	Nov 2018	235,495	3,990,451	5,635,395
Wag Labs, Inc.(a)	Oct 2018	438,828	2,314,001	1,391,085
			6,304,452	7,026,480
EDUCATION — 4.2%
Course Hero(a)	Jun 2020	200,000	2,370,500	3,030,000
Udacity, Inc.(a)	Nov 2018	448,075	2,884,586	2,352,394
Udemy, Inc.(a)	Aug 2019	300,000	3,025,000	7,239,000
			8,280,086	12,621,394

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND

Schedule of Investments (Continued)

December 31, 2020

	Acquisition Date	Shares	Cost	Fair Value
COMMON STOCK IN PRIVATE COMPANIES(b) — 46.1% (Continued)
ENTERPRISE SOFTWARE — 5.8%
Algolia(a)	Jan 2020	45,000	$420,000	$562,050
Blend Labs, Inc.(a)	Aug 2018	975,665	1,112,023	2,517,216
D2iQ (f.k.a. Mesosphere, Inc.)(a)	Feb 2019	165,000	1,605,450	1,503,150
KeepTruckin(a)	May 2019	788,562	3,420,734	3,477,558
PatientPop, Inc. (a)	Nov 2020	161,025	1,235,126	1,557,112
Sprinklr(a)	Jun 2017	100,000	500,000	1,100,000
Trax Ltd. (a)	Mar 2020	149,970	5,100,000	6,930,113
Xant (f.k.a. InsideSales.com)(a)	Dec 2016	75,000	225,000	8,250
			13,618,333	17,655,449
FINANCE/PAYMENTS — 7.5%
Circle Internet Financial, Inc.(a)	Apr 2018	290,200	2,604,825	2,347,718
Marqeta, Inc.(a)	Jul 2018	1,005,000	1,517,850	12,060,000
Prosper Marketplace, Inc.(a)	Jan 2016	244,130	1,307,998	168,450
Robinhood Markets, Inc.(a)	Jul 2019	260,500	3,544,251	4,181,025
Social Finance, Inc.(a)	Apr 2017	274,889	3,090,676	4,071,106
			12,065,600	22,828,299
HARDWARE — 0.3%
Tempo Automation, Inc.(a)	Aug 2019	250,000	770,000	1,005,000

HEALTHCARE/BIOTECH — 4.6%
23andMe, Inc.(a)	Oct 2017	338,157	4,808,483	7,057,337
Click Therapeutics, Inc. (a)	Nov 2020	1,000,000	3,500,000	6,060,000
ZocDoc, Inc.(a)	Feb 2015	61,016	1,321,708	871,308
			9,630,191	13,988,645
HOSTING/STORAGE — 1.5%
Digital Ocean(a)	Oct 2019	75,000	900,000	1,395,000
Rubrik(a)	Sep 2019	126,281	3,220,165	3,268,152
			4,120,165	4,663,152
SECURITY — 3.3%
Code 42 Software, Inc.(a)	May 2016	330,000	754,500	1,250,700
Darktrace Ltd.(a)	Dec 2020	1,061	1,089,647	1,526,429
Tanium(a)	Apr 2019	640,000	4,787,200	7,219,200
			6,631,347	9,996,329
SOFTWARE — 1.1%
Docker, Inc.(a)	May 2017	2,500	531,250	29,250
Malwarebytes(a)	Dec 2019	188,173	1,129,038	3,387,114
			1,660,288	3,416,364
TOTAL COMMON STOCK IN PRIVATE COMPANIES			91,287,127	139,773,577

PREFERRED STOCK IN PRIVATE COMPANIES(b) — 25.5%
ADVERTISING — 0.1%
GroundTruth (f.k.a. xAd, Inc.), Preferred Series B-1(a)	Jan 2017	600,000	149,200	198,000

AEROSPACE — 0.7%
Axiom Space, Inc., Preferred Series B(a)	Dec 2020	32,221	2,019,958	1,999,958

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND

Schedule of Investments (Continued)

December 31, 2020

	Acquisition Date	Shares	Cost	Fair Value
PREFERRED STOCK IN PRIVATE COMPANIES(b) — 25.5% (Continued)
ANALYTICS/BIG DATA — 2.9%
Dataminr, Inc., Preferred Series A(a)	Apr 2019	20,000	$198,000	$486,400
Dataminr, Inc., Preferred Series B(a)	Apr 2019	87,496	866,210	2,127,902
Heap, Preferred Series C(a)	May 2019	1,361,503	4,999,997	4,969,486
Metabiota, Preferred Series A(a)	Apr 2015	346,212	500,000	515,856
Metabiota, Preferred Series B(a)	Feb 2017	366,669	500,952	700,338
			7,065,159	8,799,982
CLEAN TECHNOLOGY — 8.6%
ChargePoint, Inc., Preferred Series D(a)	Nov 2019	555,133	2,836,730	14,155,892
ChargePoint, Inc., Preferred Series E(a)	Nov 2019	211,304	1,079,763	5,388,252
ChargePoint, Inc., Preferred Series F(a)	Nov 2019	165,388	845,133	4,217,394
ChargePoint, Inc., Preferred Series G(a)	Nov 2019	47,300	241,703	1,206,150
WiTricity, Preferred Series A(a)	Oct 2020	1,000,000	1,020,000	1,000,000
			6,023,329	25,967,688
CONSUMER WEB — 0.5%
Musely, Preferred Series B(a)	Oct 2014	7,961	100,012	139,795
Nextdoor, Preferred Series B(a)	Mar 2018	29,495	494,041	705,815
Nextdoor, Preferred Series C(a)	Mar 2018	17,543	293,845	419,804
Nextdoor, Preferred Series D(a)	Mar 2018	6,899	115,558	165,093
Nextdoor, Preferred Series E(a)	Mar 2018	3,392	56,816	81,171
Nextdoor, Preferred Series F(a)	Mar 2018	5,171	86,614	123,742
			1,146,886	1,635,420
E-COMMERCE — 0.7%
GrubMarket, Preferred Series D(a)	Oct 2020	440,742	1,999,999	1,999,999

EDUCATION — 1.0%
Udemy, Inc., Preferred Series F(a)	Nov 2020	124,326	2,999,986	2,999,986

ENTERPRISE SOFTWARE — 0.8%
Checkr, Inc., Preferred Series A-1(a)	Mar 2020	50,000	1,405,000	1,411,000
PatientPop, Inc., Series Seed 2(a)	Nov 2020	104,932	804,870	1,014,693
			2,209,870	2,425,693
FINANCE/PAYMENTS — 3.1%
Fundbox, Preferred Series C(a)	Jun 2019	439,552	4,999,992	4,918,587
Prosper Marketplace, Inc., Preferred Series A(a)	Jan 2016	55,395	305,781	38,223
Prosper Marketplace, Inc., Preferred Series A-1(a)	Jan 2016	58,165	116	86,084
Ripple, Preferred Series A	Dec 2018	42,000	504,000	2,274,720
Social Finance, Inc., Preferred Series A(a)	Apr 2017	10,714	174,638	158,674
Social Finance, Inc., Preferred Series B(a)	Apr 2017	1,361	22,184	20,157
Social Finance, Inc., Preferred Series C(a)	Apr 2017	2,893	47,156	42,845
Social Finance, Inc., Preferred Series D(a)	Apr 2017	64,165	931,926	950,284
Social Finance, Inc., Preferred Series E(a)	Apr 2017	43,740	712,962	647,789
Social Finance, Inc., Preferred Series F(a)	Apr 2017	25,172	410,304	388,907
			8,109,059	9,526,270

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND

Schedule of Investments (Continued)

December 31, 2020

	Acquisition Date	Shares/ Principal	Cost	Fair Value
PREFERRED STOCK IN PRIVATE COMPANIES(b) — 25.5% (Continued)
HEALTHCARE/BIOTECH — 2.8%
23andMe, Inc., Preferred Series D(a)	Jan 2019	143,000	$2,492,490	$2,984,410
Click Therapeutics, Inc., Preferred Series A(a)	Nov 2020	60,087	210,305	364,127
Hims, Inc., Preferred Series A(a)	Sep 2019	840,510	2,521,530	4,530,349
Intarcia Therapeutics, Inc., Preferred Series DD(a)	May 2017	9,000	519,300	27,000
ZocDoc, Inc., Preferred Series A(a)	Feb 2015	35,000	875,000	499,800
			6,618,625	8,405,686
SECURITY — 1.0%
Exabeam, Preferred Series A(a)	Nov 2020	80,000	1,020,000	1,008,000
Lookout, Inc., Preferred Series A(a)	Feb 2015	204,000	1,927,800	2,107,320
			2,947,800	3,115,320
SOFTWARE — 1.7%
SoundHound, Inc., Preferred Series D(a)	Sep 2016	107,484	2,200,767	4,299,360
SoundHound, Inc., Preferred Series D3(a)	Nov 2020	25,000	1,000,000	1,000,000
			3,200,767	5,299,360
TRANSPORTATION — 1.6%
Lime (Neutron Holdings, Inc.), Preferred Series 1-D(a)	Mar 2019	20,618,556	5,000,000	1,855,670
Turo, Preferred Series D-1(a)	Jun 2018	642,535	2,999,996	2,974,937
Virgin Hyperloop One, Preferred Series B-1(a)	Jun 2017	4,145	999,999	137,365
Virgin Hyperloop One, Preferred Series C(a)	May 2019	12,992	37,938	37,937
			9,037,933	5,005,909
TOTAL PREFERRED STOCK IN PRIVATE COMPANIES			53,528,571	77,379,271

CONVERTIBLE NOTES OF PRIVATE COMPANIES(b) — 0.7%
ENTERPRISE SOFTWARE — 0.6%
Cohere Technologies, 4.00% 12/31/21	Dec 2020	2,000,000	2,000,000	2,000,000

TRANSPORTATION — 0.1%
Lime (Neutron Holdings, Inc.), 4.00% 5/27/2027	Jun 2020	253,169	253,169	253,169
TOTAL CONVERTIBLE NOTES OF PRIVATE COMPANIES			2,253,169	2,253,169

WARRANTS(b) — 0.0%
CLEAN TECHNOLOGY — 0.0%
WiTricity, Exercise Price $0.01, Exercise Date 10/27/2030(a)	Oct 2020	166,667	0	165,600
TRANSPORTATION — 0.0%
Lime (Neutron Holdings, Inc.), Exercise Price $0.01, Exercise Date 6/2/2027(a)	Jun 2020	1,016,483	0	160
TOTAL WARRANTS			0	165,760

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND

Schedule of Investments (Continued)

December 31, 2020

	Acquisition Date	Shares	Cost	Fair Value
SHORT-TERM INVESTMENTS — 21.9%
DEMAND DEPOSIT — 21.9%
UMB Money Market Fiduciary, 0.01%, (c)			$66,418,061	$66,418,061
TOTAL SHORT-TERM INVESTMENTS			66,418,061	66,418,061

TOTAL INVESTMENTS — 99.8%			217,342,953	302,928,935
Other assets less liabilities — 0.2%				514,559

NET ASSETS — 100.0%				$303,443,494

(a)	Non-income Producing

(b)

Investments in private companies, and in some cases public companies, may be subject to restrictions on disposition imposed by the issuer. As of December 31, 2020 restricted securities represented 77.94% of the net assets of the Fund.

(c)

Rate disclosed represents the seven day yield as of the Fund’s period end. The UMB Money Market Fiduciary account is an interest-bearing money market deposit account maintained by UMB Bank, n.a. in its capacity as a custodian for various participating custody accounts. The Fund may redeem its investments in whole, or in part, on each business day.

All issuers are based in the United States, except for OpenX and Darktrace Ltd, which are based in the UK, Trax Ltd which is based in the Cayman Islands and Fundbox which is based in Israel.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at fair value (Note 3)	$302,928,935
Receivable for investments sold	178,022
Receivable for fund shares sold	883,270
Interest receivable	7,114
Prepaid expenses and other assets	114,591
Total assets	304,111,932

Liabilities:
Advisory fees	349,989
Payable for shareholder servicing fees - Class L	322
Payable for shareholder servicing fees - Class A	21,533
Payable for audit and tax fees	182,000
Payable for transfer agent fees	60,500
Payable for 12b-1 fees - Class L	322
Other accrued liabilities	53,772
Total liabilities	668,438
Commitments and contingences (Note 9)
Net assets	$303,443,494

Net assets consist of:
Capital stock (unlimited shares authorized, 25,000,000 shares registered, no par value)	$217,857,512
Total distributable earnings	85,585,982
Net assets	$303,443,494

Net assets:
Class A	$103,984,232
Class I	197,920,631
Class L	1,538,631
Total net assets	$303,443,494

Shares outstanding:
Class A	2,862,166
Class I	5,406,206
Class L	42,659
Total shares outstanding	8,311,031

Net asset value, public offering price, and redemption proceeds per share:
Class A - Net asset value and redemption proceeds per share	$36.33
Class I - Net asset value and redemption proceeds per share	$36.61
Class L - Net asset value and redemption proceeds per share	$36.07
Class A - Public offering price per share(a)	$38.55
Class L - Public offering price per share(b)	$37.67

Cost of investments	$217,342,953

(a)	Computation of public offering price per share 100/94.25 of net asset value. (See Note 10).

(b)	Computation of public offering price per share 100/95.75 of net asset value. (See Note 10).

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND

Statement of Operations

For the year ended December 31, 2020

Investment Income:
Interest	$30,295
Total investment income	30,295

Expenses:
Investment advisory fees (Note 5)	4,157,951
Fund accounting & administration fees	362,132
Transfer agent fees	321,532
Audit and tax fees	299,500
Legal fees	255,435
Shareholder servicing fees - Class A	232,255
Printing & postage	165,222
Trustee fees	146,380
Chief compliance officer fees	100,000
Insurance fees	86,479
Registration fees	57,216
Miscellaneous expenses	36,867
Custodian fees	28,475
Distribution fees - Class L	2,629
Shareholder servicing fees - Class L	1,889
Total expenses	6,253,962
Less: Contractual waiver of fees and reimbursement of expenses (Note 4)	(1,064,260)
Net expenses	5,189,702
Net investment loss	$(5,159,407)

Net realized gain on investments	6,126,301
Net change in unrealized gain on investments	51,184,979
Net realized & change in unrealized gain on investments	57,311,280
Net change in net assets from operations	$52,151,873

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND

Statements of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Operations:
Net investment loss	$(5,159,407)	$(4,830,841)
Net realized gain on investments	6,126,301	2,780,200
Net change in unrealized gain on investments	51,184,979	11,628,996
Net change in net assets resulting from operations	52,151,873	9,578,355

Distributions to Shareholders:
Distributions from return of capital	(546,574)	—
Distributions from long term capital gain	(5,071,155)	—
Net change in net assets from distributions	(5,617,729)	—

Fund share transactions:
Proceeds from shares issued - Class A	31,989,710	33,090,718
Proceeds from shares issued - Class I	95,838,436	53,378,503
Proceeds from shares issued - Class L	763,686	820,920
Reinvested distributions - Class A	956,585	—
Reinvested distributions - Class I	1,933,478	—
Reinvested distributions - Class L	17,901	—
Cost of shares redeemed - Class A	(56,972,217)	(40,995,412)
Cost of shares redeemed - Class I	(9,208,975)	(7,823,404)
Cost of shares redeemed - Class L	(278,561)	(28,143)
Net change in net assets from fund share transactions	65,040,043	38,443,182
Net change in net assets	$111,574,187	$48,021,537

Net assets:
Beginning of year	$191,869,307	$143,847,770
End of year	$303,443,494	$191,869,307

Transactions in shares:
Issuance of shares - Class A	990,071	1,136,414
Issuance of shares - Class I	2,878,957	1,829,929
Issuance of shares - Class L	23,983	28,082
Reinvested distributions - Class A	27,183	—
Reinvested distributions - Class I	54,541	—
Reinvested distributions - Class L	512	—
Redemption of shares - Class A	(1,761,574)	(1,394,581)
Redemption of shares - Class I	(283,050)	(264,843)
Redemption of shares - Class L	(8,989)	(964)
Net change in shares	1,921,634	1,334,037

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND

Statement of Cash Flows

For the year ended December 31, 2020

Cash flows from operating activities:
Net change in net assets from operations	$52,151,873
Adjustments to reconcile net change in net assets from operations to net cash used in operating activities:
Purchases of investments	(34,905,585)
Net purchases of short-term investments	(31,653,740)
Proceeds from sales of investments	13,190,294
Net change in unrealized gain on investments	(51,184,979)
Net realized gain on investments	(6,126,301)
Change in operating assets and liabilities:
Decrease in interest receivable	2,474
Increase in prepaid expenses and other assets	(47,126)
Decrease in net payable to adviser	(34,502)
Decrease in other accrued liabilities	(120,212)
Net cash used in operating activities	(58,727,804)

Cash flows from financing activities:
Proceeds from shares issued, net of change in receivable for fund shares sold	127,897,322
Cost of shares redeemed, net of change in payable for fund shares redeemed	(66,459,753)
Cash distributions paid, net of reinvestment	(2,709,765)
Net cash provided by financing activities	58,727,804

Net change in cash	—

Cash at beginning of year	—
Cash at end of year	$—

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND

Financial Highlights – Class A

For a capital share outstanding throughout each period

	Year ended December 31, 2020		Year ended December 31, 2019		Year ended December 31, 2018		Year ended December 31, 2017		Year ended December 31, 2016
Per share operating performance
Net asset value, beginning of year	$29.96		$28.44		$26.85		$26.83		$25.48

Change in net assets from operations:
Net investment loss	(0.90)		(0.88)		(0.71)		(0.63)		(0.53)
Net realized and unrealized gain on investments	7.98		2.40		2.30		0.65		1.88
Total change in net assets from operations	7.08		1.52		1.59		0.02		1.35

Distributions:
From net return of capital	(0.07)		—		—		—		—
From net realized gain on investments	(0.64)		—		—		—		—
Total distributions	(0.71)		—		—		—		—
Net increase in net asset value	6.37		1.52		1.59		0.02		1.35
Net asset value, end of year	$36.33		$29.96		$28.44		$26.85		$26.83

Total return(a)	23.69%		5.34%		5.92%		0.07%		5.30%

Ratios and supplemental data
Net assets, end of year (in thousands)	$103,984		$108,068		$109,902		$101,248		$77,915
Ratio of net expenses to average net assets	2.50	%(b)	2.79	%(b)(c)	2.50	%(b)	2.50	%(b)	2.50	%(b)
Ratio of gross expenses before reimbursement to average net assets	2.97%		3.56%		3.29%		3.69%		3.56%
Ratio of net investment loss to average net assets	(2.48)%		(2.71)%		(2.44)%		(2.52)%		(2.16)%
Portfolio turnover	6.97%		14.76%		24.75%		8.78%		7.78%

(a)	The Fund’s total investment returns do not include a sales load.

(b)

The ratio of net expenses are the result of $492,357, $916,804, $887,579, $1,120,912 and $757,978, respectively, in contractual waivers and expense reimbursement representing (0.47)%, (0.78)%, (0.79)%, (1.19)% and (1.06)%, respectively. Please see Note 4 in the Notes to the Financial Statements for additional information.

(c)

During the calendar year ended December 31, 2019, there were certain expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of certain extraordinary expenses incurred by the Fund caused the expense ratio to exceed the contractual amount by $336,193 or 0.29%.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND

Financial Highlights – Class I

For a capital share outstanding throughout each period

	Year ended December 31, 2020		Year ended December 31, 2019		Year ended December 31, 2018		Period ended December 31, 2017*
Per share operating performance
Net asset value, beginning of period	$30.12		$28.51		$26.85		$26.37

Change in net assets from operations:
Net investment loss	(0.47)		(0.59)		(0.20)		(0.01)
Net realized and unrealized gain on investments	7.67		2.20		1.86		0.49
Total change in net assets from operations	7.20		1.61		1.66		0.48

Distributions:
From net return of capital	(0.07)		—		—		—
From net realized gain on investments	(0.64)		—		—		—
Total distributions	(0.71)		—		—		—
Net increase in net asset value	6.49		1.61		1.66		0.48
Net asset value, end of period	$36.61		$30.12		$28.51		$26.85

Total return	23.97%		5.65%		6.18%		1.82	%(a)

Ratios and supplemental data
Net assets, end of period (in thousands)	$197,921		$82,992		$33,945		$1,115
Ratio of net expenses to average net assets	2.25	%(b)	2.54	%(b)(c)	2.25	%(b)	2.25	%(d)
Ratio of gross expenses before reimbursement to average net assets	2.75%		3.36%		3.10%		3.50	%(d)
Ratio of net investment loss to average net assets	(2.24)%		(2.46)%		(2.17)%		(2.25	)%(d)
Portfolio turnover	6.97%		14.76%		24.75%		8.78	%(a)

*	Reflects operations for the period from November 17, 2017 (inception date) to December 31, 2017.

(a)	Not annualized for periods less than one year.

(b)

The ratio of net expenses are the result of $567,388, $546,174, $94,654 and $109, respectively, in contractual waivers and expense reimbursement representing(0.50)%, (0.82)%, (0.85)%, and (1.25)%, respectively. Please see Note 4 in the Notes to the Financial Statements for additional information.

(c)

During the calendar year ended December 31, 2019, there were certain expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of certain extraordinary expenses incurred by the Fund caused the expense ratio to exceed the contractual amount by $189,435 or 0.29%.

(d)	Annualized for period less than one year.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND

Financial Highlights – Class L

For a capital share outstanding throughout each period

	Year ended December 31, 2020		Year ended December 31, 2019		Period ended December 31, 2018*
Per share operating performance
Net asset value, beginning of period	$29.83		$28.39		$28.37

Change in net assets from operations:
Net investment loss	(0.67)		(0.58)		(0.49)
Net realized and unrealized gain on investments	7.62		2.02		0.51
Total change in net assets from operations	6.95		1.44		0.02

Distributions:
From net return of capital	(0.07)		—		—
From net realized gain on investments	(0.64)		—		—
Total distributions	(0.71)		—		—
Net increase in net asset value	6.24		1.44		0.02
Net asset value, end of period	$36.07		$29.83		$28.39

Total return(a)	23.36%		5.07%		0.07	%(b)

Ratios and supplemental data
Net assets, end of period (in thousands)	$1,539		$810		$1
Ratio of net expenses to average net assets	2.75	%(c)	3.04	%(c)(d)	2.75	%(e)
Ratio of gross expenses before reimbursement to average net assets	3.18%		3.86%		3.60	%(e)
Ratio of net investment loss to average net assets	(2.74)%		(2.97)%		(2.68	)%(e)
Portfolio turnover	6.97%		14.76%		24.75	%(b)

*	Reflects operations for the period from May 11, 2018 (inception date) to December 31, 2018.

(a)	The Fund’s total investment returns do not include a sales load.

(b)	Not annualized for periods less than one year.

(c)

The ratio of net expenses are the result of $4,514, $4,364 and $6, respectively, in contractual waivers and expense reimbursement representing (0.43)%, (0.82)% and (0.85)%, respectively. Please see Note 4 in the Notes to the Financial Statements for additional information.

(d)

During the calendar year ended December 31, 2019, there were certain expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of certain extraordinary expenses incurred by the Fund caused the expense ratio to exceed the contractual amount by $1,514 or 0.29%.

(e)	Annualized for period less than one year.

See accompanying Notes to the Financial Statements

SHARESPOST 100 FUND

Notes to the Financial Statements

December 31, 2020

1. Organization

SharesPost 100 Fund (the “Fund”) was established as a limited liability company under the laws of the State of Delaware on August 20, 2012 and converted into a Delaware statutory trust on March 22, 2013. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) will be continuously offered under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). As an interval fund, the Fund will make quarterly repurchase offers for 5% of the Fund’s outstanding Shares at net asset value (“NAV”), with no repurchase fee incurred. The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s Shares under the Securities Act and the sale of 5,000 Shares (“Initial Shares”) for $100,000 to SP Investments Management, LLC, which occurred on July 30, 2013. On December 1, 2020, the Fund’s shareholders approved a new investment advisory agreement appointing Liberty Street Advisors, Inc. (“Liberty”) as the investment adviser to the Fund. Accordingly, Liberty (the “Investment Adviser”) has replaced SP Investments Management, LLC as the investment adviser, effective December 9, 2020.

The investment objective of the Fund is to provide investors capital appreciation, which it seeks to achieve by primarily investing in the equity securities of certain private, operating, late-stage, growth companies primarily comprising the SharesPost 100, a list of companies selected and maintained by the Investment Adviser. The Investment Adviser’s primary strategy will be to invest in portfolio companies (each, a “Portfolio Company”) and generally to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering, which generally includes a restrictive period of 180 days commonly known as a lock-up period, or a merger or acquisition transaction. The Fund currently offers three different classes of shares: Class A, Class I, and Class L shares. The separate classes of shares differ principally in the applicable sales charges (if any) and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/ losses pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a class are charged directly to that class. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees.

2. Significant accounting policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment transactions and income recognition — Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on a specific identification basis. Dividend income is recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value. Interest income and estimated expenses are accrued daily.

Use of estimates — The preparation of the financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment valuation — The Fund’s NAV is based in large part on the value of its securities which are carried at fair value in accordance with the provisions of FASB ASC Topic 820, Fair Value Measurements and Disclosures. Where reliable market prices are available for those securities, the Investment Adviser will rely on those prices. However, because the securities in which the Fund invests are often illiquid, market prices may not be readily available or, where available, may be unreliable. At any point in

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

December 31, 2020

2. Significant accounting policies — (continued)

time, there may be few recent purchase or sale transactions or offers on which to base the value of a given private share. In addition, the prices reflected in recent transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions.

When reliable market values are not available, the Fund’s investments will be valued by the Investment Adviser pursuant to fair valuation procedures and methodologies adopted by the Board of Trustees. While the Fund and the Investment Adviser will use good faith efforts to determine the fair value of the Fund’s securities, fair value will be dependent on the judgment of the Investment Adviser. The Investment Adviser may also rely to some extent on information provided by the Portfolio Companies.

From time to time, the Fund may determine that it should modify its estimates or assumptions, as new information becomes available. As a consequence, the value of the securities and therefore the Fund’s NAV may vary. This may adversely affect Shareholders. Other than in connection with a liquidity event of a Portfolio Company, the Fund will generally sell Portfolio Company securities only in order (and only to the extent necessary) to fund quarterly repurchases of Fund Shares. However, because of the uncertainty and judgment involved in the fair valuation of the private shares, which do not have a readily available market, the estimated fair value of such shares may be different from values that would have been used had a readily available market existed for such shares. In addition, in the event that the Fund desires to sell Portfolio Company shares, the Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books or may have to delay their sale in order to do so. This may adversely affect the Fund’s NAV.

The Board of Trustees has delegated the day-to-day responsibility for determining these fair values to the Investment Adviser, but the Board of Trustees has the ultimate responsibility for determining the fair value of the portfolio of the Fund. The Investment Adviser has developed the Fund’s fair valuation procedures and methodologies, which have been approved by the Board of Trustees, and will make fair valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act. Fair valuation determinations are to be reviewed and, as necessary, ratified or revised quarterly by the Board of Trustees (or more frequently if necessary), including in connection with any quarterly repurchase offer.

There were no changes to the valuation approaches or techniques applied during 2020.

Federal income taxes — The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its net investment income and any net realized capital gain. Therefore, a federal income tax or excise tax provision is not required.

Management has evaluated all tax positions taken or expected to be taken by the Fund to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold may result in a tax benefit or expense in the current year. If the Fund were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. No interest expense or penalties have been recognized as of or for the year ended December 31, 2020. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months. Management has determined that the Fund has not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Fund’s financial statements.

Management analyzed all open tax years, as defined by the applicable statute of limitations for all major jurisdictions in which it files tax returns, which includes federal and certain states. The Fund’s 2016- 2019 tax years are open to examination as of December 31, 2020.

Distributions to shareholders — The Fund distributes net investment income and net realized gains (net of any capital loss carryovers), if any, annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss,

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

December 31, 2020

2. Significant accounting policies — (continued)

wash sales, non-deductible offering costs, and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities, based on their federal tax treatment. Temporary differences do not require reclassification.

Shareholder service fee plan — Under the terms of the Fund’s Shareholder Services Plan, the Fund may compensate financial industry professionals for providing ongoing services with respect to clients to whom they have distributed Shares of the Fund’s Class A and Class L. Both Class A and Class L may incur shareholder servicing fees on an annual basis up to 0.25% of its daily average NAV. Class I is not subject to a shareholder servicing fee. For the year ended December 31, 2020, Class A and Class L incurred $232,255 and $1,889, respectively, in shareholder servicing fees.

Distribution fee plan — Under the terms of the Fund’s Distribution Plan, the Fund may compensate financial industry professionals for providing ongoing services with respect to certain activities relating to the distribution of Class L to investors and maintenance of shareholder accounts, as well as for payments to the Class L platform sponsors. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, Class L pays the Distributor a Distribution Fee at an annual rate of 0.25% of its average daily NAV. Class A and Class I are not subject to a distribution fee. For the year ended December 31, 2020, Class L incurred $2,629 in distribution fees.

Liberty Street Advisors Inc.’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. The marketing agreement between Liberty Street Advisors, Inc. and HRC is not part of the Distribution Plan. Liberty Street Advisors, Inc. pays HRC out of its own resources and without additional cost to the Fund or its shareholders.

Transactions with affiliates — SharesPost Financial Corporation (“SharesPost Financial”) is a registered broker-dealer, member of FINRA and SIPC, and wholly owned subsidiary of SharesPost, Inc. Since SP Investments Management, LLC, the previous investment adviser, is also wholly owned by SharesPost, Inc., SharesPost Financial and SP Investments Management, LLC were affiliates of the Fund through December 8, 2020.

To the extent any affiliate of the Investment Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission, or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Trustees pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include a quarterly review of Broker Fees by the Board of Trustees. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund has adopted a policy that it will not utilize the services of Affiliated Brokers (although Affiliated Brokers may be engaged by sellers or buyers in transactions opposite the Fund). Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers. For the year ended December 31, 2020, the Fund paid $94,392 in commissions to Affiliated Brokers of SharesPost Financial.

The Fund has implemented certain written policies and procedures to ensure that the Fund does not engage in any transactions with any prohibited affiliates. Under the 1940 Act, our Board of Trustees has a duty to evaluate, and shall oversee the analysis of, all conflicts of interest involving the Fund and its affiliates, and shall do so in accordance with the aforementioned policies and procedures.

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

December 31, 2020

3. Fair value measurements

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active). Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. There were no changes to these techniques or approaches during the year ended December 31, 2020.

Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. When valuation adjustments are applied due to liquidity restrictions, they are categorized in Level 2 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments which are marketable and to the extent the inputs are observable and timely, are categorized in Level 2 of the fair value hierarchy.

The Fund’s portfolio holdings are primarily in Level 3 investments. As they are not publicly traded, and many are subject to restrictions on resale, the investments are less liquid than publicly traded securities, resulting in increased liquidity risk to the Fund.

The Fund’s portfolio investments will generally not be in publicly traded securities. Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Adviser under consistently applied policies and procedures approved by the Board of Trustees in accordance with GAAP. In connection with that determination, members of the Investment Adviser’s portfolio management team will prepare Portfolio Company valuations using the most recent Portfolio Company financial statements and forecasts when and if available. The types of factors that the Investment Adviser will take into account in determining fair value, subject to review and ratification where required by the Board of Trustees with respect to such non-traded investments, will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company, the rights and preferences of the specific securities held, and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies. In considering the extent and nature of information utilized in the valuation process, management will generally apply a greater weighting to that information which is recent and observable. Because such valuations are inherently uncertain and may be based on estimates, the determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Based on these factors, the investments in private companies will generally be presented as a Level 3 investment. Changes in accounting standards, such as the recent change

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

December 31, 2020

3. Fair valuation measurements — (continued)

in revenue recognition policies, may not be adopted consistently by issuers or at the same time, and as a result varied implementation may make it more difficult for the Fund to properly evaluate or compare financial information provided by Portfolio Companies of the Fund or to determine the validity of data of publicly traded company comparables for purposes of valuing the Fund’s portfolio holdings.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of December 31, 2020:

Investment in Securities	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Common stock in public companies*	$—	$16,939,097	$—	$16,939,097
Common stock in private companies*	—	—	139,773,577	139,773,577
Preferred stock in private companies*	—	—	77,379,271	77,379,271
Convertible Note*	—	—	2,253,169	2,253,169
Warrant*	—	—	165,760	165,760
Total	$—	$16,939,097	$219,571,777	$236,510,874
Money Market holdings valued using the practical expedient and not subject to the fair value hierarchy				66,418,061
Total				$302,928,935

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

The following is a rollforward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2020	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions		(Sales or Conversions)	Net realized gain/(loss)	Change in net unrealized gain/(loss)	Ending balance December 31, 2020	Change in Unrealized gains for the period for investments still held at December 31, 2020
SharesPost 100 Fund
Common stock in private companies	$105,490,282	$—	$(22,532,188)	$23,744,861	**	$(4,742,513)	$1,400,338	$36,412,797	$139,773,577	$24,292,799
Preferred stock in private companies	51,373,280	—	—	12,984,118		(6,393,456)**	1,065,985	18,349,344	77,379,271	18,880,114
Convertible note in private companies	—	—	—	2,253,169		—	—	—	2,253,169	—
Warrant in private companies	—	—	—	—		—	—	165,760	165,760	165,760
	$156,863,562	$—	$(22,532,188)	$38,982,148		$(11,135,969)	$2,466,323	$54,927,901	$219,571,777	$43,338,673

**	Amounts include $3,572,563 in preferred stock, which along with $796,000 net accumulated gain unrealized was converted into $3,572,563 of common stock.

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

December 31, 2020

3. Fair valuation measurements — (continued)

For the year ended December 31, 2020 there were transfers of $22,532,188 out of Level 3 and into Level 2, due to initial public offerings and related changes in the liquidity restrictions of private holdings.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of December 31, 2020:

Type of Level 3 Investment	Fair Value as of December 31, 2020	Valuation Technique*	Unobservable Inputs	Range (Avg)
Common stock in private companies	$139,773,577	Precedent Transactions	Precedent Transactions	N/A

		Revenue Model	Revenue Multiples	2.04 - 23.79 (10.66)
			Stage Discount Rates	20% - 30% (21.82%)
			Execution Discount Rates	15% - 90% (43.86%)
			Discounts For Lack of Marketability	15.00% (15.00%)
Preferred stock in private companies	77,379,271	Precedent Transactions	Precedent Transactions	N/A

		Revenue Model	Revenue Multiples	1.44 - 23.79 (9.74)
			Stage Discount Rates	20% - 60% (23.51%)
			Execution Discount Rates	25% - 50% - (42.57%)
			Discounts For Lack of Marketability	15.00% (15.00%)
Warrant in private company	165,760	Option Pricing Model	Industry Volatility	88.36% - 99.21%
			Estimated Time to Exit	78 - 118 Months (98 Months)
Convertible note of private companies	2,253,169	Market Approach	Precedent Transactions	N/A

*	Market approach

To the extent the revenue multiples increase, there is a corresponding increase in fair value; while as discount rates increase, there is a decrease in fair value.

4. Expense limitation agreement

The Investment Adviser has contractually agreed to reimburse the Fund at the same level as the Fund’s previous investment adviser so that its total annual operating expenses, exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs, do not exceed 2.50% of the Class A average net assets per year, 2.25% of the Class I average net assets per year, and 2.75% of Class L average net assets per year, through December 9, 2022.

Under the terms of the Expense Limitation Agreement, at any time that the expenses of the Fund are less than the expense limitation, the Investment Adviser retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed, to the extent that such reimbursement will not cause the Classes’ annualized expenses to exceed 2.50%, 2.25%, and 2.75%, for Class A, Class I, and Class L respectively, of their average net assets on an annualized basis. The Fund is not obligated to reimburse the Investment Adviser for fees previously waived or expenses previously assumed by the Investment Adviser more than three years before the date of such waiver or expense reimbursement: For the periods ended December 31, 2018, December 31, 2019, and December 31, 2020 the investment advisory fees and expense reimbursements by the Investment Adviser waived in the amounts of $982,239, $1,467,342 and $1,048,038 respectively, are not subject to possible recoupment by the Investment Adviser as the Fund entered into a new expense limitation agreement with the Investment Adviser. Under the new expense limitation agreement, Liberty

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

December 31, 2020

4. Expense limitation agreement — (continued)

is eligible to recoup the amount waived between December 9, 2020 and December 31, 2020. For the period, the investment advisory fees and expense reimbursements by the Investment Adviser waived in the amount of $16,222, is subject to possible recoupment by Liberty through December 31, 2023.

5. Investment advisory agreement

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, under terms that are the same as the investment advisory agreement with SP Investments Management, LLC, pursuant to which the Investment Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.90% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund incurred $4,157,951 in investment advisory fees.

Certain officers of the Fund are also directors of the Investment Adviser. None of the Fund officers who are affiliated with the Adviser receives any compensation from the Fund.

6. Capital share transactions

The Fund Shares will be continuously offered under Rule 415 of the Securities Act of 1933, as amended. As of December 31, 2020, the Fund had registered 25,000,000 shares.

Investors may purchase shares each business day at a price equal to the NAV per share next determined after receipt of a purchase order. Any sales load will be deducted from the proceeds to the Fund.

As of December 31, 2020, ownership from affiliated parties represents 0.02% of the Fund.

The Fund’s shares are not redeemable each business day, are not listed for trading on an exchange, and no secondary market currently exists for Fund shares. As an interval fund and as described in the Fund’s prospectus, the Fund will make quarterly repurchase offers of 5% of the total number of shares outstanding at its NAV, unless postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding shares at NAV.

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

December 31, 2020

6. Capital share transactions — (continued)

In every full quarter since the commencement of operations, the Fund has offered shareholders the opportunity to participate in this program. During the year ended December 31, 2020, the Fund had Repurchase Offers as follows:

Commencement Date Repurchase Request Deadline Date Repurchase Pricing Date	February 12, 2020 March 25, 2020 March 25, 2020	May 26, 2020 June 25, 2020 June 25, 2020	August 26, 2020 September 25, 2020 September 25, 2020	November 23, 2020 December 23, 2020 December 23, 2020
% of Shares Offered - Total Fund	5.00%	7.00%*	5.00%	5.00%

Number of Shares Offered - Total Fund	339,971	485,187	356,864	404,823

Pricing Date Net Asset Value - Class A	$30.42	$31.10	$31.98	$36.60
Pricing Date Net Asset Value - Class I	$30.59	$31.30	$32.20	$36.88
Pricing Date Net Asset Value - Class L	$30.26	$30.92	$31.77	$36.34

Number of Shares Tendered - Class A	304,431	360,386	154,815	103,062
Number of Shares Tendered - Class I	35,540	116,550	75,890	54,943
Number of Shares Tendered - Class L	—	8,251	738	—

Number of Shares Repurchased - Class A**	304,431	360,386	154,815	103,062
Number of Shares Repurchased - Class I**	35,540	116,550	75,890	54,943
Number of Shares Repurchased - Class L	—	8,251	738	—

% of Shares Tendered - Total Fund	5.00%	7.00%	3.24%	1.96%
% of Shares Repurchased - Total Fund	5.00%	7.00%	3.24%	1.96%

*	The Fund is permitted to, but not required to, repurchase an additional 2% of all outstanding shares of the Fund.

**	Amounts included herein do not include redemptions for shares transferred between shares classes.

7. Purchases and sales of securities

Purchases and sales of investments for the year ended December 31, 2020, were $34,905,585 and $12,569,553, respectively.

8. Federal tax information

At December 31, 2020, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

Cost of investments	$217,342,953
Gross unrealized appreciation	$95,511,970
Gross unrealized depreciation	(9,925,988)
Net unrealized appreciation on investments	$85,585,982

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

December 31, 2020

8. Federal tax information — (continued)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable income/(loss) as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Income/(Loss)
$(4,624,105)	$4,624,105

As of December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	—
Net unrealized gain	85,585,982
Total accumulated earnings	$85,585,982

The tax character of distributions paid during the fiscal years ended, December 31, 2020 and December 31, 2019 were as follows:

	SharesPost 100
	2020	2019
Distributions Paid from:
Ordinary Income	$—	$—
Return of Capital	546,574	—
Net Long Term Capital Gains	5,071,155	—
Total Taxable Distributions Paid	$5,617,729	$—

ADDITIONAL INFORMATION (UNAUDITED)

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the SharesPost 100 Fund hereby designates $5,071,155 as long-term capital gains distributed during the year ended, December 31, 2020.

9. Commitments and contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

SHARESPOST 100 FUND

Notes to the Financial Statements (Continued)

December 31, 2020

9. Commitments and contingencies — (continued)

In the normal course of business, the Fund may enter into agreements to purchase investments. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval. At December 31, 2020, the Fund had not entered into any agreements to purchase equity securities that, if they were approved by an issuer, would be recorded as purchase costs.

At December 31, 2020, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments. The Fund has ensured through its policies and procedures that it does not enter into an unfunded commitment unless it has reserved enough cash to meet the funding requirements thereof.

10. Offering price per share

A maximum front-end sales load of 5.75% for Class A shares and 4.25% for Class L is imposed on purchases. Class I shares are not subject to sales charge. For the year ended December 31, 2020, the Fund was advised that various broker dealers received $356,942 of sales charges from sales of the Fund’s shares, of which $11,220 represented sales load received by affiliates.

11. Results of the special meeting of shareholders

A special meeting of the shareholders of the SharesPost 100 Fund was held on December 1, 2020.

The matter voted on by the shareholders of record as of October 9, 2020 and the results of the vote at the shareholder meeting held December 1, 2020 is as follows:

A proposal to approve a new investment advisory agreement between the Fund and Liberty was approved by a majority of shareholders as follows

Affirmative	Against	Abstain
3,158,338	50,658	334,257

12. Recent market and economic developments

Certain impacts to public health conditions particular to the coronavirus (COVID-19) may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. The Investment Advisor has taken these matters into consideration when valuing the Fund’s Investment in the portfolio companies.

13. Subsequent events

Management of the Fund has evaluated events occurring after December 31, 2020 and through the date the financial statements were issued, to determine whether any subsequent events would require adjustment to or disclosure in the financial statements. As of February 26, 2021, the Board of Trustees of the Fund had approved a Supplement to each Prospectus and the Statement of Additional Information of the Class A, Class L and Class I Shares of the Fund to be filed with the SEC. Within this Supplement, the Fund indicates changes to be made to the name and website address of the SharesPost 100 Fund, its investment strategy, investment techniques, exchange features, expense limitation agreement and the Fund’s risk factors. None of these approved changes had an impact on the financial statements or disclosures as presented. No other events occurred after December 31, 2020 and through the date the financial statements were issued that would require an adjustment to the financial statements or the disclosures within the financial statements as they are currently presented.

SHARESPOST 100 FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
SharesPost 100 Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of SharesPost 100 Fund (the Fund), including the schedule of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with custodians, issuers of securities, or other appropriate auditing procedures when replies from the issuers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2013.

Los Angeles, California
February 26, 2021

SHARESPOST 100 FUND

Trustees and Officers

December 31, 2020 (Unaudited)

The Board of Trustees of the Fund has overall responsibilty for monitoring the Fund’s investment program and its management and operations. The names of the Trustees and Officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are not “interested persons” are referred to as “Independent Trustees.” The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-800-834-8707.

Name, Address(1) and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Director
INDEPENDENT TRUSTEES:
Robert Boulware Age: 64	Independent Trustee	Since inception(2)	Professional board director and trustee. Managing Director, Pilgrim Funds, LLC	1	Brighthouse Financial, Trustee of Vertical Capital Fund, and Mid-con Energy Partners, LP
Mark Radcliffe Age: 68	Independent Trustee	Since inception(2)	Partner, DLA Piper	1	N/A
OFFICERS:
Kevin Moss Age: 51	President and Principal Executive Officer	Since April 11, 2019	Managing Director of Liberty Street Advisors, Inc. since December 2020; Prior thereto, President and Chief Operating Officer of SP Investments Management LLC through December 2020.	N/A	N/A
Jack Sweeney Age: 35	Treasurer and Principal Finance Officer.	Since April 29, 2019

Vice President of Liberty Street Advisors, since December 2020; Chief Financial Officer at SP Investments Management LLC, March 2019 through December 2020; Finance Manager at Venrock, August 2016 to March 2019 and Senior Associate at Ernst &Young LLP, prior thereto.

				N/A	N/A
Peter Guarino Age: 62	Chief Compliance Officer	Since May 7, 2019	President and Chief Compliance Officer, Compliance4, LLC April 2018 to the present; Senior Consultant, Ascendant, January 2017 through March 2018 and Vice President, Cordium 2014 through December 2018	N/A	N/A

(1)	All addresses c/o SharesPost 100 Fund, 100 Wall Street, Floor 20, New York, NY 10005.
(2)	Each Trustee will serve for the duration of the Fund, or until death, resignation, termination, removal or retirement.

SHARESPOST 100 FUND

Additional Information

December 31, 2020 (Unaudited)

Proxy voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at 1-800-834-8707 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on form N-PORT-P. The Fund’s Form N-PORT-P is available on the SEC’s website at http://sec.gov. You may also obtain copies by calling the Fund at 1-800-834-8707.

Consideration for the approval of the Investment Advisory agreement — At a special meeting held on October 2, 2020 (the “Meeting”), the Board of Trustees of the Fund (including the trustees who are not “interested” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”, voting separately) approved a new Investment Advisory Agreement (the “New Advisory Agreement”) with Liberty Street Advisors, Inc. (the “Adviser”) for an initial two-year period.

In the course of their consideration of the New Advisory Agreement, the Independent Trustees met in executive session and were advised throughout the process by their independent counsel. The Independent Trustees evaluated the terms of the New Advisory Agreement and reviewed with counsel their duties and responsibilities in evaluating and approving the continuation of the New Advisory Agreement. In considering the New Advisory Agreement, the Board reviewed the materials provided to it by the Adviser, as supplemented based on requests of the Independent Trustees and by information provided orally at the Meeting. As part of its evaluation, the Board, including the Independent Trustees, considered, among other things, the following factors: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the comparative investment performance of the Fund; (3) the estimated cost of the services to be provided and the profits expected to be realized by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders; and (5) any other benefits anticipated to be derived and identified by the Adviser from its relationship with the Fund. The Independent Trustees considered the Adviser’s written response, as supplemented by the Adviser’s additional oral responses at the meeting, and determined that the content of the Adviser’s responses satisfied their requests for information to support their decision to consider and approve the New Advisory Agreement.

The Board reviewed the nature, extent and quality of the services to be provided under the New Advisory Agreement by the Adviser. The Board considered information provided by the Adviser regarding its history, experience advising other registered funds, operations, compliance capabilities, facilities, organization and personnel, as well as the anticipated ability of the Adviser to perform its duties under the New Advisory Agreement. The Board also considered the financial resources of the Adviser and staffing required to manage the Fund and provide oversight of the Fund’s third-party service providers. Based on these and other considerations, the Board determined that Adviser can provide advisory services that are appropriate in scope and extent in light of the Fund’s investment program and that appointment of Adviser is expected to result in services provided to the Fund that are at least equal in their nature, extent and quality to the services currently provided to the Fund.

In considering the investment performance of the Fund and Adviser, the Board considered that it is anticipated that all of the portfolio managers and other key investment personnel currently managing the Fund are expected to continue to do so following the appointment of Adviser as the Fund’s investment adviser. The Board noted that there is no expectation of change to the Fund’s investment objective, strategies or policies immediately following the appointment of Adviser. The Board reviewed the Fund’s performance for various trailing periods, and compared the Fund’s performance to other funds with similar investment strategies (“peer funds”). The Board took into consideration Adviser’s observation that the Fund’s investment strategy is highly distinct, and, as a result, the Fund has a significantly limited range of peers. The Board also took into consideration Adviser’s explanation of the methodology by which it identified the peer funds. The Board concluded that Adviser is capable of generating a level of investment performance that is appropriate in light of the Fund’s principal investment strategies.

SHARESPOST 100 FUND

Additional Information (Continued)

December 31, 2020 (Unaudited)

In considering the cost of the services provided and the profits expected to be realized by the Adviser from its relationship with the Fund, the Board considered the terms and conditions of the New Advisory Agreement with Adviser, including the Fund’s contractual fee rate, will remain identical those of the current advisory agreement, with the exception that advisory fees will be paid monthly instead of quarterly. The Board also noted that Adviser has agreed to limit the total expenses of each share class of the Fund at the same levels as the current expense limitation agreement for a period of two years. The Board considered the advisory fee rate and the total expense ratios of each share class of the Fund as compared to those of the peer funds. The Board noted that certain peer funds charge a base advisory fee similar to or below the Fund’s 1.9% management fee, but may also charge incentive fees of up to 20% of certain performance measures. The Board noted that the total expense ratios for Class A and Class I shares of the Fund were lower than the majority of the peer funds, which have net expense ratios of between 1.86% and 11.00%, and the expense ratio for Class L shares of the Fund was above two peers funds and below two peers funds. Further, the Board considered the overall profits expected to be realized by Adviser in connection with the operation of the Fund, as well as Adviser’s entrepreneurial efforts with respect to the Fund. On the basis of these and other considerations, together with the other information it considered, the Board determined that the advisory fee rate for the Fund was reasonable in light of the services to be provided.

The Board considered whether the Adviser will realize economies of scale with respect to the management of the Fund and whether the Fund’s fee levels reflect such economies of scale. In this regard, the Board considered that the Adviser has agreed to limit the total expenses of the Fund pursuant to a proposed new expense limitation agreement with the Fund. The Board also noted that, due to the Fund’s asset size, advisory fee breakpoints did not appear to be appropriate at this time. The Board also noted Adviser’s belief that its affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), has the resources and relationships with financial intermediaries to potentially increase the Fund’s assets, and that Fund shareholders may benefit from future economies of scale based on any such growth. The Board Members concluded that they would have the opportunity to reexamine periodically the appropriateness of the advisory fees payable by the Fund to Adviser in light of any economies of scale experienced in the future.

The Board considered any potential fall-out benefits that might be accrue to the benefit of the Adviser or its affiliates. The Board noted that Adviser may receive other benefits from providing advisory services to the Fund and other intangible benefits resulting from a long-term relationship with the Fund. In addition, HRC is expected to derive benefits from the marketing of the Fund to financial professional intermediaries, which may benefit HRC’s reputation for attracting and engaging other funds and/or investment managers for its marketing services. The Board concluded that the potential fall-out benefits that might accrue to the benefit of Adviser were reasonable in light of the services to be provided.

The Board reviewed these considerations, taking into account the factors described and such other matters deemed relevant, with no one factor being determinative, and with each Trustee weighing the various factors independently. The Board concluded that the approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

SHARESPOST 100 FUND

Notes

THIS PAGE INTENTIONALLY LEFT BLANK

Board of Trustees

Robert J. Boulware

Mark Radcliffe

Investment Adviser

Liberty Street Advisors, Inc.

100 Wall Street, 20th Floor

New York, NY 10005

Dividend Paying Agent, Transfer Agent

UMB Fund Services

235 West Galena Street

Milwaukee, WI 53212

Custodian

UMB Bank National Association

1010 Grand Boulevard

Kansas City, MO 64106

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Independent Auditors

KPMG LLP

550 South Hope Street, Suite 1500

Los Angeles, CA 90071

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes’’, ‘‘expects’’, ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no material amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant does not have an audit committee financial expert. The Board of Trustees of the Registrant has determined that the members of its Audit Committee have sufficient financial experience to ensure the proper functioning of that committee, but that neither of the members has the requisite expertise or experience to be deemed an “audit committee financial expert” for purposes of the definition of such term in the Instructions to this Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by KPMG LLP during the fiscal year 2020 and 2019 were as follows:

(a) Audit Fees.

Fiscal year ended December 31, 2020:	$ 246,000
Fiscal year ended December 31, 2019:	$ 227,000

(b) Audit-Related Fees.

Fiscal year ended December 31, 2020:	$ 0.00
Fiscal year ended December 31, 2019:	$ 0.00

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended December 31, 2020:	$ 14,325
Fiscal year ended December 31, 2019:	$ 15,325

(d) All Other Fees.

Fiscal year ended December 31, 2020	$ 0.00
Fiscal year ended December 31, 2019	$ 0.00

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.
(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has adopted the Proxy Voting Policy of Liberty Street Advisors, Inc (“Liberty”), the Registrant’s investment adviser, as the Registrant’s Proxy Voting Procedures. Subject to the oversight of the Registrant’s Board of Trustees, the Registrant has delegated responsibility to the Adviser to vote any proxies the Registrant may receive. The Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to the Registrant in a manner that serves the best interests of the Registrant.

Adviser’s Proxy Voting Policy

Liberty, as a matter of policy and as a fiduciary to its clients that are registered management investment companies (“Clients”), permits Clients to delegate proxy voting authority to Liberty, consistent with the best economic interests of the Clients. All Client proxies are voted in accordance with the Adviser’s Proxy Voting Guidelines, as described below.

As part of its fiduciary duties to the Registrant, Liberty will vote proxies. It is not expected that the Registrant will own securities in its portfolio that may require the voting of proxies, but if that should occur, these procedures would apply. The Adviser will vote proxies on behalf of the Registrant. With respect to each proxy proposal, Liberty will consider the period of time that the particular security is expected to be held for an account, the size of the holding, the costs involved with the proxy proposal, the existing corporate governance structure, and the current management and operations for the particular company. Typically, Liberty will vote proxies in accordance with management’s recommendations. However, in situations where Liberty believes that management is acting on its own behalf or acting in a manner that is adverse to the rights of the company’s shareholders, Liberty will not vote with management.

For each proxy, Liberty also considers whether there are any specific facts and circumstances that may give rise to a material conflict of interest on the part of Liberty in voting the proxy. If it is determined that a material conflict of interest may exist, the proxy will be referred to Liberty’s Investment Committee to decide if Liberty may vote the proxy or if the proxy should be referred to the Registrant to vote. All instances where Liberty determines a material conflict of interest may exist are resolved in the best interests of the Registrant. Liberty retains final authority and fiduciary responsibility for proxy voting.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s).

As of December 31, 2020, the portfolio management team of the Registrant was comprised of Kevin Moss, Christian Munafo and Sven Jonas Grankvist (the “Portfolio Management Team”). The Portfolio Management Team was primarily responsible for the day-to-day portfolio management of the Registrant.

Mr. Moss is a Managing Director of Liberty Street Advisors, Inc. and serves as both a portfolio manager and member of the Liberty Investment Committee. Prior to joining Liberty, he was with SP Investments Management, LLC (“SPIM”), a registered investment adviser and wholly owned subsidiary of SharesPost, Inc. For eight years he served as SPIM’s President and COO overseeing the operations and trading of SPIM. He is also one of the creators of the SharesPost 100 Fund and continues to serve as the President of the Fund and is one of the portfolio managers. He is also a member of the Liberty investment committee. Prior to joining SPIM, Kevin was a senior portfolio manager at First New York Securities, where he managed a global macro book. With over 20 years of senior level experience in financial services, Kevin’s specific areas of expertise include the management of client relationships, investment research coverage, block and position trading, and operations management. Kevin began his career as an institutional equity sales trader working for Instinet, and later Commerzbank. His client base included hedge funds, pension funds and proprietary trading desks. Subsequently, Kevin held a series of distinguished posts at leading hedge funds and proprietary trading firms including serving as the head of international trading for Libra Advisors and Opus Trading Funds. Mr. Moss holds a Bachelor of Science from Tulane University and an MBA from Columbia University.

Mr. Munafo is the Chief Investment Officer of Liberty Street Advisors, Inc. and serves as both a portfolio manager and member of the Liberty Investment Committee. Prior to joining Liberty, he was Chief Investment Officer of SP Investments Management, LLC. Mr. Munafo joined SP Investments Management in August 2019, where he also served as one of the portfolio managers and members of the investment committee. Prior to his position with the Investment Adviser, Mr. Munafo was Co-Head of the Global Private Equity Secondary Practice at HQ Capital based in New York, where he was also a member of the senior leadership team. Prior to that, he served as Head of Secondaries at Thomas Weisel Partners. Mr. Munafo has 21 years of experience in finance, with the last 16 years focused on secondary investments involving venture-backed and growth equity-oriented companies and funds. During this time, he has also served on the boards of many of these companies and funds. In aggregate, Mr. Munafo has helped raise more than $1 billion globally from institutional investors, corporations, pensions, endowments and family offices. In addition, Mr. Munafo has overseen the completion of more than 100 secondary transactions representing over $1 billion in capital commitments, ranging from traditional purchases of limited partnership interests to more complex non-traditional transactions including fund restructurings, recapitalizations, tender programs, preferred equity/loan facilities and purchases of company securities. Mr. Munafo began his career as an investment banker focused on mergers and acquisitions at Banc of America Securities. Mr. Munafo holds a Bachelor of Arts from Rutgers College in Economics and Finance.

Mr. Grankvist is a Director of Liberty Street Advisors, Inc. and serves as both a portfolio manager and a member of the Liberty Investment Committee. Prior to joining Liberty, he was with SP Investments Management, LLC, a registered investment adviser, for eight years. He is also an initial member of the SharesPost 100 Fund team and has been instrumental in developing and overseeing the daily valuation procedures. During his tenure as portfolio manager, he has led or helped lead hundreds of primary and secondary direct transactions for over 60 leading growth stage private companies, with responsibilities including due diligence, originating, negotiating and deal execution. Jonas began his career as a technology investment banker at Berman Capital. Jonas received his LLM from Uppsala University and MBA from Golden Gate University, magna cum laude. He holds FINRA series 7 and 63 licenses.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest.

(i) For the period ended, December 8, 2020, Messrs. Moss and Grankvist were the portfolio managers of SP100 Special Opportunities Fund LLC (“SP100 Opportunity”) and were primarily responsible for the day-to-day portfolio management of SP100 Opportunity. As of December 9, 2020, they resigned their positions with SP100 Opportunity.

(ii) (A) Zero.

(B) One (1), SP100 Opportunity. Total assets of SP100 Opportunity managed by Messrs. Moss and Grankvist as of December 8, 2020 were approximately $9,841,410.

(C) Zero.

(iii) One (1) account. As of December 8, 2020, the SP100 Opportunity was not subject to an advisory performance fee.

(iv) A material conflict could have arisen in respect of the allocation of investment opportunities between the Registrant and SP100 Opportunity, as both entities have a substantially similar investment strategy to invest in the equity securities of private companies. As of December 9, 2020, the Registrant and the SP100 Opportunity were no longer affiliated or were managed by Messrs. Moss and Grankvist.

(a)(3) Compensation Structure of Portfolio Manager(s).

As of December 31, 2020, compensation for the Registrant’s Portfolio Management Team consists of base salary and bonus, which is in part dependent upon the overall performance of Liberty. The compensation is monitored to ensure competitiveness in the external marketplace.

(a)(4) Disclosure of Securities Ownership.

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Management Team in the Registrant as of December 31, 2020:

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Kevin Moss	$10,000 - $50,000
Christian Munafo	$10,000 - $50,000
Sven Jonas Grankvist	$1 - $10,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Class A	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2020	0	0	0	0
Feb. 1-28, 2020	0	0	0	0
Mar. 1-31, 2020	304,431	$30.42	0	0
Apr. 1-30, 2020	0	0	0	0
May 1-31, 2020	0	0	0	0
Jun. 1-30, 2020	360,386	$31.10	0	0
Jul. 1-31, 2020	0	0	0	0
Aug. 1-31, 2020	0	0	0	0
Sep. 1-30, 2020	154,815	$31.98	0	0
Oct. 1-31, 2020	0	0	0	0
Nov. 1-30, 2020	0	0	0	0
Dec. 1-31, 2020	103,062	$36.60	0	0
Total	922,694	$31.64	0	0

Class I	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2020	0	0	0	0
Feb. 1-28, 2020	0	0	0	0
Mar. 1-31, 2020	35,540	$30.59	0	0
Apr. 1-30, 2020	0	0	0	0
May 1-31, 2020	0	0	0	0
Jun. 1-30, 2020	116,550	$31.30	0	0
Jul. 1-31, 2020	0	0	0	0
Aug. 1-31, 2020	0	0	0	0
Sep. 1-30, 2020	75,890	$32.20	0	0
Oct. 1-31, 2020	0	0	0	0
Nov. 1-30, 2020	0	0	0	0
Dec. 1-31, 2020	54,943	$36.88	0	0
Total	282,923	$32.54	0	0

Class L	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2020	0	0	0	0
Feb. 1-28, 2020	0	0	0	0
Mar. 1-31, 2020	0	0	0	0
Apr. 1-30, 2020	0	0	0	0
May 1-31, 2020	0	0	0	0
Jun. 1-30, 2020	8,251	$30.92	0	0
Jul. 1-31, 2020	0	0	0	0
Aug. 1-31, 2020	0	0	0	0
Sep. 1-30, 2020	738	$31.77	0	0
Oct. 1-31, 2020	0	0	0	0
Nov. 1-30, 2020	0	0	0	0
Dec. 1-31, 2020	0	0	0	0
Total	8,989	$30.99	0	0

On February 12, 2020, May 26, 2020, August 26, 2020, and November 23, 2020 the Registrant offered to repurchase 339,971, 485,187, 231,443, and 158,005 shares, respectively, pursuant to its periodic repurchase plan.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund has not engaged in Security Lending Activities.

Item 13. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Not applicable.

(a) (4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SharesPost 100 Fund

/s/ Kevin Moss
By: Kevin Moss
President
March 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Kevin Moss
By: Kevin Moss
President
March 9, 2021

/s/ Jack Sweeney
By: Jack Sweeney
Principal Financial Officer
March 9, 2021